UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2015

EVANS BREWING COMPANY, INC

(Exact name of registrant as specified in its charter)

DELAWARE	000-54995	46-3031328
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3815 S. Main Street, Santa Ana, CA 92707

(Address of principal executive offices) (zip code)

                           (714)708-0082

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Resignation of Anton & Chia, LLP

On September 4, 2015, the Board of Directors of Evans Brewing Company Inc., a Delaware corporation (the “Registrant”), accepted the resignation of Anton & Chia, LLP (“Anton”), dated the same date, from their engagement to be the independent certifying accountant for the Registrant. Other than an explanatory paragraph included in Anton’s audit report for the Registrant’s fiscal year ended December 31, 2014, relating to the uncertainty of the Registrant’s ability to continue as a going concern, the audit report for fiscal year ended December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. As described below, the change in independent public accounting firms is not the result of any disagreement with Anton. The Board of Directors approved the acceptance of Anton’s resignation.

Anton was appointed by the Board of Directors to be the auditor on January 21, 2015. There were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Anton, would have caused Anton to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Appointment of Kenne Ruan, CPA, PC

On September 4, 2015, the Registrant’s Board of Directors approved the engagement of Kenne Ruan, CPA, PC (“Ruan”), as the Registrant's independent registered public accounting firm.

By way of background, Ruan was the independent certifying accountant for the Registration from its inception in June 2013, and provided an audit report dated July 3, 2013, with respect to the Registrant’s financial statements as of June 30, 2013; and an audit report dated February 7, 2014, for the Registrant’s financial statements as of December 31, 2013. Additionally, Ruan reviewed the Registrant’s financial statements provided in the Registrant’s quarterly reports for the quarters ended March 31, June 30, and September 30, 2014 (collectively, the “Prior Services”). The Registrant previously dismissed Ruan on January 21, 2015, in connection with the appointment of Anton noted above.

Other than with respect to the Prior Services outlined above, the Registrant has not consulted with Ruan during its two most recent fiscal years or during any subsequent interim period prior to its re-appointment as Registrant's auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter dated September 10, 2015, from Anton & Chia, LLP to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Brewing Company, Inc.

Date: September 10, 2015	/s/ Michael J Rapport
Michael J. Rapport, Chief Executive Officer
Evans Brewing Company, Inc.

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